As filed with the Securities and Exchange Commission on May 12, 1997

                                              Registration No. 333-___________


================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ---------------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                                 ---------------

                        AMERICAN CORPORATE ACCRUALS, INC.
                        ---------------------------------
                   (Originator of the Trusts described herein)
             (Exact name of registrant as specified in its Charter)

                       NEW JERSEY                22-3327255
                       ----------                ----------
                    (State or other            (IRS employer
                    jurisdiction of            identification
                     incorporation)               Number)

                          c/o Rickel & Associates, Inc.
                                 45 Essex Street
                           Millburn, New Jersey 07041
                                  201-379-0300
                         ------------------------------
               (Address, including zip code, and telephone number,
        including area code, of registrant's principal executive offices)

                                 ---------------

                             John C. Sabo, President
                        American Corporate Accruals, Inc.
                          c/o Rickel & Associates, Inc.
                                 45 Essex Street
                           Millburn, New Jersey 07041
                                  201-379-0300
                         ------------------------------
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                   Copies to:
                            David F. Broderick, Esq.
                               McCarter & English
                               Four Gateway Center
                               100 Mulberry Street
                            Newark, New Jersey 07102

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement as determined by market conditions.

If the only securities being registered on this Form are to be offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. [X]

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration number of the earlier effective Registration Statement for the same offering. [X] 33-75972

If delivery of the Prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]



                                                  CALCULATION OF REGISTRATION FEE
====================================================================================================================================
           Title of securities           Amount to            Proposed maximum            Proposed maximum            Amount of
            being registered           be registered     offering price per unit(1)  aggregate offering price(1)  registration fee
------------------------------------------------------------------------------------------------------------------------------------
American Corporate Accrual Receipts     $4,000,000                  100%                     $4,000,000               $1,212.13
====================================================================================================================================

(1) Estimated solely for the purpose of calculating the registration fee.


                               -------------------

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Pursuant to Rule 462(b) and General Instruction IV to Form S-3, the contents of the Registrant's Registration Statement on Form S-3, Registration No. 33-79752, are hereby incorporated herein by referenced.


                                     PART II
                                     -------


ITEM 16.  EXHIBITS.

         Exhibits

     5.1  --  Opinion of McCarter & English with respect to legality.
    24.1 --   Consent of McCarter & English (included as part of Exhibit 5.1).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Millburn, State of New Jersey, on the 12th day of May, 1997.

                        AMERICAN CORPORATE ACCRUALS, INC.


                                                              /S/ JOHN C. SABO
                                                              ----------------
                                                              John C. Sabo
                                                              President


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on May 12, 1997 by the following persons in the capacities indicated.

SIGNATURE                          TITLE
---------                          -----

/S/ JOHN C. SABO                   President and Sole Director
----------------                   (Principal Executive Officer)
John C. Sabo




*/S/ KENNETH RICKEL                Executive Vice President and Treasurer
-------------------                (Principal Accounting and Financial Officer)
Kenneth Rickel


* Executed by John C. Sabo pursuant to a power of attorney previously granted.